UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported) June 21, 2009
SPECIALTY UNDERWRITERS’ ALLIANCE, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	000-50891	20-0432760

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)

222 South Riverside Plaza,	60606
Chicago, Illinois

(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area	(888) 782-4672
code:

Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement
As reported on a Current Report on Form 8-K of Specialty Underwriters’ Alliance, Inc. (the “Company”) dated June 22, 2009, on June 21, 2009, the Company, Tower Group, Inc. (“Tower”) and Tower S.F. Merger Corporation, a wholly-owned subsidiary of Tower (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Original Merger Agreement”). On July 22, 2009, the Company, Tower and Merger Sub executed an Amended and Restated Agreement and Plan of Merger (the “Amended Merger Agreement”), effective as of June 21, 2009, to (i) correct the number of shares of Company common stock outstanding, the amount of deferred stock awards of the Company issued and outstanding and the number of shares of Company common stock held by the Company in treasury, each as set forth in Section 3.5 of the Original Merger Agreement, (ii) correct certain typographical errors and (iii) make certain conforming changes as to the date of the Amended Merger Agreement.
Exhibit 2.1 to the Current Report on Form 8-K of the Company, dated June 22, 2009, is hereby replaced with the attached Exhibit 2.1, which is incorporated herein by reference. The above descriptions of the Amended Merger Agreement, as well as the transactions contemplated by the Amended Merger Agreement, are not complete and are qualified in their entirety by reference to Exhibit 2.1.
Item 9.01 Financial Statements and Exhibits
(a) Financial Statements of Business Acquired.
None.
(b) Pro Forma Financial Information.
None.
(c) Shell Company Transactions.
None.
(d) Exhibits:
Exhibit No. Description
Exhibit 2.1 Amended and Restated Agreement and Plan of Merger, executed on July 22, 2009 and dated as of June 21, 2009, among Specialty Underwriters’ Alliance, Inc., Tower Group, Inc. and Tower S.F. Merger Corporation
ADDITIONAL INFORMATION AND WHERE TO FIND IT
In connection with this proposed transaction, the Company and Tower will file a joint proxy statement/prospectus with the Securities and Exchange Commission (“SEC”). Investors are

urged to carefully read the proxy statement/prospectus and any other relevant documents filed with the SEC when they become available because they will contain important information. Investors will be able to obtain the proxy statement/prospectus and all relevant documents filed by the Company with the SEC free of charge at the SEC’s website www.sec.gov or, with respect to documents filed by the Company, from the Company directly at 222 South Riverside Plaza Suite 1600, Chicago, IL 60606, (888) 782-4672; email: InvestorRelations@suainsurance.com
This communication shall not constitute an offer to sell or the solicitation of an offer to buy the securities, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.
PARTICIPANTS IN THE SOLICITATION
The directors, executive officers and other members of management and employees of the Company may be deemed participants in the solicitation of proxies from its stockholders in favor of the transactions. Information concerning persons who may be considered participants in the solicitation of the Company’s stockholders under the rules of the SEC is set forth in public filings filed by the Company with the SEC and will be set forth in the proxy statement/prospectus when it is filed with the SEC. In addition, certain information concerning the Company’s participants in the solicitation is contained in the Company’s Proxy Statement on Schedule 14A, filed with the SEC on April 1, 2009.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: July 24, 2009

SPECIALTY UNDERWRITERS’ ALLIANCE, INC.
By:	/s/ Peter E. Jokiel
	Name:	Peter E. Jokiel
	Title:	Executive Vice President, Chief Financial Officer

EXHIBITS INDEX
2.1 Amended and Restated Agreement and Plan of Merger, executed on July 22, 2009 and dated as of June 21, 2009, among Specialty Underwriters’ Alliance, Inc., Tower Group, Inc. and Tower S.F. Merger Corporation